Exhibit 99.1

Investor and Financial Contacts:

David Finnie

Sr. Director, Finance & Business Operations

(503) 505-5812

Erickson Air-Crane Incorporated Announces Closing of 8.25% Second Priority Senior Secured Notes due 2020

PORTLAND, OR, May 2, 2013—Erickson Air-Crane Incorporated (Nasdaq: EAC) today announced the closing of its $400.0 million aggregate principal amount offering of 8.25% Second Priority Senior Secured Notes due 2020 (the “Notes”). The Notes are second priority senior secured obligations of Erickson and are guaranteed by certain of Erickson’s existing and future domestic subsidiaries.

Net proceeds from the offering were approximately $380.0 million (after deducting the initial purchasers’ commissions and estimated transaction fees and expenses). Erickson used the net proceeds of the offering to (i) finance a portion of the purchase price for the previously-announced proposed acquisition of Evergreen Helicopters, Inc., a subsidiary of Evergreen International Aviation, Inc., (ii) finance the initial consideration for the previously-announced proposed acquisition of Air Amazonia Serviços Aéreos Ltda., the aerial services business of HRT Participacoes em Petroleo, S.A., (iii) refinance its existing unsecured subordinated notes due 2015 and unsecured subordinated notes due 2016, (iv) refinance its existing senior secured asset-based revolving credit facility and (v) pay related fees and expenses.

The offering of the Notes was made in the United States to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933 (the “Securities Act”), and outside the United States in compliance with Regulation S. The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This press release is being issued pursuant to Rule 135c under the Securities Act and shall not constitute an offer to sell or a solicitation of an offer to buy the Notes.

Forward-Looking Statements:

In addition to historical information, certain statements contained in this press release are forward-looking statements within the meaning of federal securities laws and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Forward-looking statements include our expectations as to our ability to comply with our debt obligations, the effects of increased competition in our business, our ability to successfully manage the acquisitions, our ability to effectively manage our growth and our ability to market our aerial services in new geographic areas and markets.

Additionally, statements concerning future matters such as the development of new products, enhancements or technologies, sales levels, expense levels and other statements regarding matters that are not historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding future events, and our future results are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Actual results may vary materially from such expectations. Words such as “may,” “should,” “intends,” “plans,” “expects,” “anticipates,” “targets,” “goals,” “projects,” “believes,” “seeks,” “estimates,” “forecasts,” or variations of such words and similar expressions, or the negative of such terms, may help identify such forward-looking statements. Any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances, are forward-looking. In addition to matters affecting the aviation industry or the economy generally, factors that could cause actual results to differ from expectations stated in forward-looking statements include, among others, the factors described in “Risk Factors” section in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 8, 2013. You should not place undue reliance on forward-looking statements, which speak only as of the date made. All subsequent written or oral forward-looking statements attributable to us or any person acting on behalf of us are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except for our obligations under the Securities Exchange Act of 1934 to disclose any material changes in the information previously disclosed to holders, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

# # #